UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022

HOME BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100

Conway, Arkansas 72032

(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Home BancShares, Inc. (“we,” the “Company” or “Home”) expects to announce its results for the quarter and year ended December 31, 2021 on January 20, 2022. However, in connection with a proposed public offering of its subordinated notes, the Company intends to file a preliminary prospectus supplement (the “Prospectus Supplement”) to the base prospectus included in our shelf registration statement on Form S-3 (No. 333-261495), filed with the U.S. Securities and Exchange Commission (“SEC”) on December 3, 2021. The Prospectus Supplement describes certain information related to the Company’s financial condition and results of operations for the period ended December 31, 2021, as set forth below.

While not final, and subject to adjustment as we complete our review, our preliminary data indicates that net income and diluted earnings per share will be generally in line with our third quarter results and ahead of Wall Street consensus estimates for the fourth quarter 2021. Revenue was down slightly due primarily to a decrease in PPP accretion income for loan forgiveness from the third quarter to the fourth quarter 2021. Net income for the fourth quarter 2021 was also slightly lower than third quarter 2021 but exceeded internal and analyst expectations. While we experienced modest organic loan growth during the fourth quarter, total loans receivable for the period was down slightly due to additional PPP loans being forgiven that offset the organic loan growth. We currently do not anticipate that any provision for credit losses on loans will be necessary in the fourth quarter. Overall, we expect the results for fourth quarter 2021 to represent “business as usual” for Home.

The information provided in this Item 2.02 is preliminary and remains subject to change as we complete our financial statements and our auditors complete their audit procedures. Our actual operating results for the fourth quarter and full year may materially differ from this information. This information constitutes forward-looking statements, and we caution you that these statements are subject to risks and uncertainties, including those referred to under “Cautionary Note Regarding Forward-Looking Statements” in this Current Report on Form 8-K and those other factors described in reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021.

Item 7.01	Regulation FD Disclosure.

On January 13, 2022, the Company issued a press release announcing that it plans to offer, subject to market and other offering conditions, $300 million of its fixed-to-floating rate subordinated notes due 2032 in an underwritten public offering (the “Offering”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously announced, the Company, Centennial Bank (“Centennial”), HOMB Acquisition Sub III, Inc., Happy Bancshares, Inc. (“Happy”) and Happy State Bank (“HSB”) entered into an Agreement and Plan of Merger, dated September 15, 2021, as amended October 18, 2021 and further amended November 8, 2021, under which the Company and Centennial will acquire Happy and HSB. In connection with the Offering, the Company is providing certain unaudited pro forma combined consolidated financial information regarding the combined company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 (the “Unaudited Pro Forma Combined Consolidated Financial Information”) and Happy’s unaudited consolidated financial statements as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 and Happy’s audited consolidated financial statements as of and for the years ended December 31, 2020 and 2019 (the “Happy Financial Statements”), which were originally included in the Company’s joint proxy statement/prospectus that was a part of its Registration Statement on Form S-4/A filed with the SEC on November 9, 2021 (which Registration Statement is not incorporated by reference in or a part of this Current Report on Form 8-K). The Unaudited Pro Forma Combined Consolidated Financial Information and the Happy Financial Statements are included as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

23.1	Consent of BKD, LLP

99.1	Press Release: Home BancShares, Inc. Announces Proposed $300 Million Subordinated Notes Offering.

99.2	Unaudited Pro Forma Combined Consolidated Financial Information of Home BancShares, Inc. and Happy Bancshares, Inc.

99.3	Consolidated Financial Statements of Happy Bancshares, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the Company’s plans, expectations, goals, and outlook for the future, as well as statements and estimates about the proposed business combination transaction involving Home and Happy and statements regarding the proposed notes offering. Statements in this report that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future events, performance or results. When we use words like “may,” “plan,” “propose,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors include, but are not limited to, the following: economic conditions, credit quality, interest rates, loan demand, real estate values and unemployment; disruptions, uncertainties and related effects on our business and operations as a result of the ongoing coronavirus (COVID-19) pandemic and measures that have been or may be implemented or imposed in response to the pandemic, including the impact on, among other things, credit quality and liquidity; the possibility that the proposed acquisition of Happy does not close when expected or at all because required regulatory approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the possibility that such transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, ongoing or future effects of the COVID-19 pandemic, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and Happy operate; the ability to promptly and effectively integrate the businesses of Home and Happy; the reaction to the transaction of the companies’ customers, employees and counterparties; diversion of management time on acquisition-related issues; the effect of any future mergers, acquisitions or other transactions to which we or our bank subsidiary may from time to time be a party, including as a result of one or more of the factors described above as they would relate to such transaction; the ability to identify, enter into and/or close additional acquisitions; legislative and regulatory changes and risks and expenses associated with current and future legislation and regulations, including those in response to the COVID-19 pandemic; technological changes and cybersecurity risks; the effects of changes in accounting policies and practices; changes in governmental monetary and fiscal policies; political instability; competition from other financial institutions; potential claims, expenses and other adverse effects related to current or future litigation, regulatory examinations or other government actions; changes in the assumptions used in making the forward-looking statements; and other factors described in reports we file with the SEC, including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021.

Additional Information and Where to Find It

In connection with the proposed acquisition of Happy, the Company has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of the Company’s common stock to be issued to shareholders of Happy in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of the Company and Happy and a Prospectus of the Company, as well as other relevant materials regarding the proposed merger transaction involving the Company and Happy. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND HAPPY ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.homebancshares.com, Investor Relations, or by contacting Donna Townsell, by telephone at (501) 328-4625.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date: January 13, 2022	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer